Exhibit A

AIRPLANES GROUP

Report to Certificateholders

All numbers in US$ unless otherwise stated

	Payment Date: 15 October 2003.
	Calculation Date: 8 October 2003.

(i)	ACCOUNT ACTIVITY SUMMARY (Between Calculation Dates)

		Prior Balance	Deposits	Withdrawals	Balance on Calculation Date

		9–Sep–03			8–Oct–03

	Lessee Funded Account	0.00	0.00	(0.00)	0.00
	Expense Account (note ii)	415,931.42	13,588,206.24	(7,525,123.07)	6,479,014.59
	Collection Account (note iii)	131,965,784.75	22,645,882.04	(41,704,704.98)	112,906,961.81

	– Miscellaneous Reserve	–			–
	– Maintenance Reserve	80,000,000.00			80,000,000.00
	– Security Deposit	28,889,981.58			10,261,079.77
	– Other Collections (net of interim withdrawals)	23,075,803.17			22,645,882.04

	Total	132,381,716.17	36,234,088.28	(49,229,828.05)	119,385,976.40

(ii)	ANALYSIS OF EXPENSE ACCOUNT ACTIVITY

	Balance on preceding Calculation Date (September 9, 2003)	415,931.42
	Transfer from Collection Account (previous Payment Date)	13,584,068.58
	Transfer from Collection Account (interim deposit)	0.00
	Interest Earned during period	4,137.66
	Payments during period between prior Calculation Date and the relevant Calculation Date:
	– Payments on previous Payment Date	(2,725,067.75)
	– Other payments	(4,800,055.32)

	Balance on relevant Calculation Date (October 8, 2003)	6,479,014.59

(iii)	ANALYSIS OF COLLECTION ACCOUNT ACTIVITY

	Balance on preceding Calculation Date (September 9, 2003)	131,965,784.75
	Collections during period	22,629,607.04
	Swap receipts (previous Payment Date)	16,275.00
	Transfer to Expense Account (previous Payment Date)	(13,584,068.58)
	Transfer to Expense Account (interim withdrawal)	0.00
	Net transfer to Lessee Funded Accounts	0.00
	Aggregate Certificate Payments (previous Payment Date)	(23,691,474.83)
	Swap payments (previous Payment Date)	(4,429,161.57)

	Balance on relevant Calculation Date (October 8, 2003)	112,906,961.81

AIRPLANES GROUP

Report to Certificateholders

All numbers in US$ unless otherwise stated

(iii)	ANALYSIS OF COLLECTION ACCOUNT ACTIVITY (Cont'd)

		ANALYSIS OF CURRENT PAYMENT DATE DISTRIBUTIONS
		Priority of Payments
	(i)	Required Expense Amount	14,000,000.00	Note 1:
	(ii)	a) Class A Interest	2,125,257.86	The amount of cash retained at point (x),
		b) Swap Payments	4,276,035.40	the "Second Collection Account Top–up,
	(iii)	First Collection Account Top–up	60,000,000.00	in the Priority of Payments, is $31,379,330 short of
	(iv)	Minimum Hedge Payment	0.00	the full amount required to be retained at this point
	(v)	Class A Minimum Principal	14,259,155.66	if sufficient cashflows were available after payment
	(vi)	Class B Interest	359,161.12	of all scheduled amounts ranking prior to the
	(vii)	Class B Minimum Principal	1,946,415.56	Second Collection Account Top–up in the Priority
	(viii)	Class C Interest	2,375,979.69	of Payments. The Second Collection Account
	(ix)	Class D Interest	3,580,412.50	Top–up consists of a maintenance reserve
	(x)	Second Collection Account Top–up (Note 1)	16,463,558.61	amount of $20 million and the security deposit
	(xi)	Class A Principal Adjustment Amount	0.00	reserve amount.
	(xii)	Class C Scheduled Principal	0.00
	(xiii)	Class D Scheduled Principal	0.00
	(xiv)	Modification Payments	0.00
	(xv)	Soft Bullet Note Step–up Interest	0.00
	(xvi)	Class E Minimum Interest	0.00
	(xvii)	Supplemental Hedge Payment	0.00
	(xviii)	Class B Supplemental Principal	0.00
	(xix)	Class A Supplemental Principal	0.00
	(xx)	Class D Outstanding Principal	0.00
	(xxi)	Class C Outstanding Principal	0.00
	(xxii)	Class E Supplemental Interest	0.00
	(xxiii)	Class B Outstanding Principal	0.00
	(xxiv)	Class A Outstanding Principal	0.00
	(xxv)	Class E Accrued Unpaid Interest	0.00
	(xxvi)	Class E Outstanding Principal	0.00
	(xxvii)	Charitable Trust	0.00

	Total Payments with respect to Payment Date		119,385,976.40
	Less Collection Account Top–Ups ((iii) and (x)above)		(76,463,558.61)

			42,922,417.79

AIRPLANES GROUP

Report to Certificateholders

All numbers in US$ unless otherwise stated

(iv)	PAYMENT ON THE CERTIFICATES

	(a) FLOATING RATE CERTIFICATES	A–6	A–8	A–9	Class B	Note 2:
	Applicable LIBOR	1.12000%	1.12000%	1.12000%	1.12000%	Step–up interest on Airplanes Group's subclass
	Applicable Margin	0.34000%	0.37500%	0.55000%	0.75000%	A–8 notes is payable at point (xv) in the Priority of
	Applicable Interest Rate	1.46000%	1.49500%	1.67000%	1.87000%	Payments. To the extent that step–up interest is
	Interest Amount Payable	209,424.53	872,083.33	1,043,750.00	359,161.12	not paid, it will accrue in accordance with the
	Step Up Interest Amount Payable (Note 2)	0.00	294,621.02	0.00	0.00	terms of the subclass A–8 notes. Available
						cashflows were not sufficient to allow payment of
	Opening Principal Balance	172,129,754.06	700,000,000.00	750,000,000.00	230,477,724.58	step–up interest on any payment day to date.
	Minimum Principal Payment Amount	14,259,155.66	0.00	0.00	1,946,415.56	Total step–up interest accrued and
	Adjusted Principal Payment Amount	0.00	0.00	0.00	0.00	unpaid on Airplanes Group's subclass A–8 notes
	Supplemental Principal Payment Amount	0.00	0.00	0.00	0.00	at October 15, 2003 was $2,061,111.11. Interest on
	Total Principal Distribution Amount	14,259,155.66	0.00	0.00	1,946,415.56	unpaid step–up interest (also payable at point (xv)
	Redemption Amount					in the Priority of Payments) accrued and unpaid
	– amount allocable to principal	0.00	0.00	0.00	0.00	at October 15, 2003 was $10,564.48.
	– premium allocable to premium	0.00	0.00	0.00	0.00

	Outstanding Principal Balance (October 15, 2003)	157,870,598.40	700,000,000.00	750,000,000.00	228,531,309.02

	(b) FIXED RATE CERTIFICATES	Class C	Class D
	Applicable Interest Rate	8.1500%	10.8750%
	Interest Amount Payable	2,375,979.69	3,580,412.50

	Opening Principal Balance	349,837,500.00	395,080,000.00
	Scheduled Principal Payment Amount	0.00	0.00
	Redemption Amount	0.00	0.00
	– amount allocable to principal	0.00	0.00
	– amount allocable to premium	0.00	0.00
	Actual Pool Factor	0.9329000	0.9877000

	Outstanding Principal Balance (October 15, 2003)	349,837,500.00	395,080,000.00

	Table of rescheduled Pool Factors	n/a	n/a
	in the event of a partial redemption

(v)	FLOATING RATE CERTIFICATE INFORMATION FOR NEXT INTEREST ACCRUAL PERIOD (Aggregate Amounts)

		A–6	A–8	A–9	Class B
	Applicable LIBOR	1.12000%	1.12000%	1.12000%	1.12000%
	Applicable Margin	0.34000%	0.37500%	0.55000%	0.75000%
	Applicable Interest Rate	1.46000%	1.49500%	1.67000%	1.87000%

AIRPLANES GROUP

Report to Certificateholders

All numbers in US$ unless otherwise stated

(vi)	CURRENT PERIOD PAYMENTS Per $100,000 Initial Outstanding Principal Balance of Certificates)

	(a)	FLOATING RATE CERTIFICATES
			A–6	A–8	A–9	Class B
		Opening Principal Amount	1,721.30	7,000.00	7,500.00	2,304.78
		Total Principal Payments	(142.59)	0.00	0.00	(19.46)

		Closing Outstanding Principal Balance	1,578.71	7,000.00	7,500.00	2,285.31
		Total Interest	2.09	8.72	10.44	3.59
		Total Premium	0.00	0.00	0.00	0.00

	(b)	FIXED RATE CERTIFICATES
			Class C	Class D
		Opening Principal Amount	3,498.38	3,950.80
		Total Principal Payments	0.00	0.00

		Outstanding Principal Balance	3,498.38	3,950.80

		Total Interest	23.76	35.80
		Total Premium	0.00	0.00